FORD MOTOR CREDIT COMPANY

                 MAY 1998-B OWNER TRUST

                MONTHLY SERVICING REPORT

Collection Period                                                   May-98
Distribution Date                                                  6/15/98


Total Portfolio                                          3,000,017,934.92
Total Securities                                         3,060,000,000.00
Class A-1 Notes                                            750,000,000.00
Class A-2 Notes                                          1,000,000,000.00
Class A-3 Notes                                            785,000,000.00
Class A-4 Notes                                            300,000,000.00
Class B Notes                                              105,000,000.00
Class C Certificates                                        60,000,000.00
Class D Certificates                                        60,000,000.00

I. COLLECTIONS
Interest Collections
   Simple Interest                                          19,739,253.86
   Pre Computed                                              5,386,864.39
Repurchased Loan Proceeds Related to Interest                        0.00
Total Interest Collections                                  25,126,118.25

Servicer Advances
   Simple Interest Servicer Advances                         1,589,330.60
   Reimbursement of Previous Simple Interest Servicer Ad             0.00
   Precomputed Servicer Advances                               830,823.78
   Reimbursement of Previous Precomputed  Servicer Advan             0.00
Total Servicer Advances (Reimbursements)                     2,420,154.38

Principal Payments Received
   Simple Interest                                          74,741,335.48
   Pre Computed                                             22,708,949.07
Liquidation Proceeds                                                 0.00
Repurchased Loan Proceeds Related to Principal                       0.00
Recoveries from Prior Month Charge Off's                             0.00
Other Refunds Related to Principal                                   0.00
Total Principal Collections                                 97,450,284.55
Aggregate Losses for Collection Period                          49,987.78
Total Regular Principal Reduction                           97,500,272.33

Total Collections                                          124,996,557.18

II. DISTRIBUTIONS
Total Collections                                          124,996,557.18
Reserve Account Release                                              0.00
Reserve Account Draw                                                 0.00
Total Available For Distribution                           124,996,557.18

Servicing Fee:
Servicing Fee Due                                            2,500,014.95
   Per $1,000 of Original Balance                                    0.82
Servicing Fee Paid                                           2,500,014.95
   Per $1,000 of Original Balance                                    0.82
Servicing Fee Shortfall                                              0.00
   Per $1,000 of Original Balance                                    0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                      2,105,625.00
      Per $1,000 of Original Balance                                 2.81
   Class A-1 Notes Monthly Interest Paid                     2,105,625.00
      Per $1,000 of Original Balance                                 2.81
   Class A-1 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                      2,738,888.89
      Per $1,000 of Original Balance                                 2.74
   Class A-2 Notes Monthly Interest Paid                     2,738,888.89
      Per $1,000 of Original Balance                                 2.74
   Class A-2 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                      2,168,562.50
      Per $1,000 of Original Balance                                 2.76
   Class A-3 Notes Monthly Interest Paid                     2,168,562.50
      Per $1,000 of Original Balance                                 2.76
   Class A-3 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                        835,833.33
      Per $1,000 of Original Balance                                 2.79
   Class A-4 Notes Monthly Interest Paid                       835,833.33
      Per $1,000 of Original Balance                                 2.79
   Class A-4 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Interest
   Class B Notes Monthly Interest Due                          304,937.50
      Per $1,000 of Original Balance                                 2.90
   Class B Notes Monthly Interest Paid                         304,937.50
      Per $1,000 of Original Balance                                 2.90
   Class B Notes Monthly Interest Shortfall                          0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Notes Interest Carryover Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Notes Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Interest
   Total Note Interest Due                                   8,153,847.22
      Per $1,000 of Original Balance                                 2.77
   Total Note Interest Paid                                  8,153,847.22
      Per $1,000 of Original Balance                                 2.77
   Total Note Interest Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note Interest Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Int. Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
Class C Certificates Monthly Interest
   Class C Certificates Monthly Interest Due                   181,333.33
      Per $1,000 of Original Balance                                 3.02
   Class C Certificates Monthly Interest Paid                  181,333.33
      Per $1,000 of Original Balance                                 3.02
   Class C Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class C Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class C Certificates Int. Carryover Shortfa             0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Interest
   Class D Certificates Monthly Interest Due                   212,500.00
      Per $1,000 of Original Balance                                 3.54
   Class D Certificates Monthly Interest Paid                  212,500.00
      Per $1,000 of Original Balance                                 3.54
   Class D Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class D Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class D Cert. Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                   8,547,680.55
   Total Note and Certificate Interest Paid                  8,547,680.55
   Total Note and Certificate Interest Shortfall                     0.00
   Total Note and Certificate Int. Carryover Shortfall               0.00
   Change in Total Note & Cert. Int. Carryover Shortfall             0.00

Principal:
Principal Distribution Amounts
   First Priority Distribution Amount                                0.00
      Per $1,000 of Original Balance                                 0.00
   Second Priority Distribution Amount                      37,482,337.41
      Per $1,000 of Original Balance                                12.25
   Regular Principal Distribution Amount                    76,466,524.27
      Per $1,000 of Original Balance                                24.99
   Total Principal Distribution Amount                     113,948,861.68
      Per $1,000 of Original Balance                                37.24
Class A-1 Notes Monthly Principal
   Class A-1 Notes Monthly Principal Paid                  113,948,861.68
      Per $1,000 of Original Balance                               151.93
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Principal
   Class B Notes Monthly Principal Paid                              0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Principal
  Total Note Principal Paid                                113,948,861.68
      Per $1,000 of Original Balance                                37.98
Class C Certificates Monthly Principal
   Class C Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Principal
   Class D Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Paid               113,948,861.68

Total Available for Distribution                           124,996,557.18
Total Distributions                                        124,996,557.18


III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                          Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                            2,826,051,138.32
   Note Pool Factor                                             0.9612419
   Class A-1 Notes Balance                                 636,051,138.32
   Class A-1 Notes Pool Factor                                  0.8480682
   Class A-2 Notes Balance                               1,000,000,000.00
   Class A-2 Notes Pool Factor                                  1.0000000
   Class A-3 Notes Balance                                 785,000,000.00
   Class A-3 Notes Pool Factor                                  1.0000000
   Class A-4 Notes Balance                                 300,000,000.00
   Class A-4 Notes Pool Factor                                  1.0000000
   Class B Notes Balance                                     105000000.00
   Class B Notes Pool Factor                                    1.0000000
   Class C Certificates Balance                             60,000,000.00
   Class C Certificates Pool Factor                             1.0000000
   Class D Certificates Balance                               60000000.00
   Class D Certificate Pool Factor                                   1.00
   Total Note and Cert. Balance                          2,946,051,138.32
Portfolio Information:
   Weighted Average Coupon (WAC)                                    11.01 %
   Weighted Average Remaining Maturity (WAM)                        45.31
   Remaining Number of Receivables                             230,414.00
   Portfolio Receivable Balance                          2,902,517,662.59

IV. OVERCOLLATERALIZATION INFORMATION
   Actual Class A Overcollateralization Amount             181,466,524.27
   Actual Class B Overcollateralization Amount              76,466,524.27
   Actual Class C Overcollateralization Amount              16,466,524.27
   Actual Class D Overcollateralization Amount             (43,533,475.73)
   Specified Overcollateralization Amount                   14,025,086.36
   Specified Credit Enhancement Amount                            29,025,176.63


V. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                           15,000,090.27
Specified Reserve Account Balance                           15,000,090.27
   Reserve Release Amount                                            0.00
Reserve Account Draws                                                0.00
   Interim Reserve Account Balance                          15,000,090.27
Reserve Account Deposits Made                                        0.00
Ending Reserve Account Balance                              15,000,090.27
Change in Reserve Account Balance                                    0.00

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                              0.00
   Recoveries from Prior Month Charge Off's                          0.00
Aggregate Net Losses for Collection Period                      49,987.78
Charge-off Rate for Collection Period (annualized)                   0.02 %
Cumulative Net Losses for all Periods                           49,987.78
Delinquent Receivables:
   31-60 Days Delinquent                                    18,722,183.96
   61-90 Days Delinquent                                        44,734.08
   91-120 Days Delinquent                                            0.00
   120+ Days Delinquent                                              0.00

Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00